UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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Lumentum Holdings Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! LUMENTUM HOLDINGS INC. 2021 Annual Meeting Vote by November 18, 2021 11:59 PM ET
LUMENTUM HOLDINGS INC. 1001 RIDDER PARK DR. SAN JOSE, CA 95131

D60336-P60801

You invested in LUMENTUM HOLDINGS INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 19, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 5, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* November 19, 2021 8:00 AM, PST
Virtually at: www.virtualshareholdermeeting.com/LITE2021

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Penelope A. Herscher	For
1b.	Harold L. Covert	For
1c.	Isaac H. Harris	For
1d.	Julia S. Johnson	For
1e.	Brian J. Lillie	For
1f.	Alan S. Lowe	For
1g.	Ian S. Small	For
1h.	Janet S. Wong	For
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers	For
3.	To approve the Amended and Restated 2015 Equity Incentive Plan	For
4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2022	For
NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D60337-P60801